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                                 8-KA11-02-2005
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                FORM 8-K-AMENDED

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported) October 18, 2004

                         LARREA BIOSCIENCES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          Commission File No.: 0-22773

         Nevada                                           68-0507505
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

   4119 Montrose, Ste 230, Houston, TX                                  77006
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(Address Of Principal Executive Offices)                              (ZIP Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE :(832) 695-0096

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                                TABLE OF CONTENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant reports in this current report on Form 8-K a change in certifying accountants. On June 21, 2004, the Registrant's certifying accountant, Madsen & Associates, CPAs, Inc., was terminated as the Registrant's independent accountants.

(a)(1) Previous Independent Accountant

(i) The Registrant reports a change in certifying accountants, which involved the termination of Madsen & Associates, CPAs, Inc. on June 21, 2004.

(ii) Madsen & Associates, CPAs, Inc.'s report on the Company's financial statements for the period from May 1, 2002 (inception) to April 30, 2003 expressed an unqualified opinion and was not modified as to audit scope or accounting principles

In connection with the audits of the Company's financial statements for the year ended April 30, 2003 and any subsequent period through the date of resignation, there were no disagreements with Madsen & Associates, CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Madsen & Associates, CPAs, Inc.'s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(2) Engagement of New Independent Accountant.

On June 21, 2004, the Registrant's board of directors recommended and approved the engagement of LDMB Advisors Inc., as its independent accountants to audit the Registrant's financial statements for its fiscal year ending April 30, 2004.

(a)(3) The Registrant has provided Madsen & Associates, CPAs, Inc. with a copy of the disclosures it is making in response to this Item. The Registrant has requested Madsen & Associates, CPAs, Inc. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and (ii) above and, if not, stating the reasons in which Madsen & Associates, CPAs, Inc. does not agree. The Registrant has filed the letter as exhibit 16.1 to this current report containing this disclosure.

During the year ended April 30, 2004, and subsequent to April 30, 2004 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with LDMB Advisors Inc. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, nor has LDMB Advisors Inc. provided to the Registrant a written report or oral advice regarding such principles or audit opinion on any manner that was the subject of a disagreement or reportable events set forth in
Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Registrant's former accountants.

The Registrant has requested that LDMB Advisors Inc. review the disclosure in this report on Form 8-K and provided LDMB Advisors Inc. the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which LDMB Advisors Inc. did not agree with the statements made by the Registrant in this report. LDMB Advisors Inc. has advised the Registrant that no such letter need be issued.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit
Number            Description
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16.1              Letter of Madsen & Associates, CPAs, Inc. dated August 31,
                  2005 addressed to the SEC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.


/s/ JAMES A. JOHNSON
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James A. Johnson
  Chief Financial Officer
  Date: November 2, 2005